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                                                                    EXHIBIT 99.1


                            STOCK EXCHANGE AGREEMENT


         This Stock Exchange Agreement dated October 8, 1998 is by and between RailWorks Corporation ("RW") and BT Alex. Brown Incorporated ("BT AB").


                                    RECITALS


         A. BT AB owns in excess of 1,370,000 shares of the Common Stock, $.01 par value of RW (the "Common Stock").

         B. BT AB desires to exchange 1,370,000 shares of Common Stock (the "Common Shares") for 13,700 shares of Series A Convertible Preferred Stock, $.01 par value (the "Preferred Shares").

         C. RW desires to issue the Preferred Shares in exchange for the Common Shares.


         NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Effective upon execution of this Agreement, (a) RW will issue to BT AB the Preferred Shares in consideration of the transfer by BT AB to RW of the Common Shares, duly endorsed for transfer or accompanied by a stock power duly executed in blank, and (b) BT AB will acquire the Preferred Shares in exchange for the Common Shares.

         2. BT AB represents and warrants to, and agrees with, RW that the following representations and warranties are, as of the date of this Agreement, true, correct and complete:

            (A) The execution, delivery and performance by BT AB of this Agreement and the effectuation of the transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

            (B) BT AB is the beneficial and record owner of the Common Shares free and clear of all liens, pledges or other encumbrances.

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            (C) BT AB acknowledges that the Preferred Shares issued to it and the shares of Common Stock into which the Preferred Shares are convertible will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be sold, transferred or otherwise distributed in the absence of such registration or an applicable exemption therefrom. BT AB further acknowledges that RW has not granted it and does not hereby grant it any right to have the Preferred Shares or the shares of Common Stock into which the Preferred Shares are convertible registered for sale in accordance with the Securities Act.

         3. RW represents and warrants to, and agrees with, BT AB that the following representations and warranties are, as of the date of this Agreement, true, correct and complete:

            (A) The execution, delivery and performance by RW of this Agreement and the effectuation of the transactions contemplated hereby are within its corporate power and have been duly authorized by all proceedings required to be taken under its certificate of incorporation and the laws of the State of Delaware.

            (B) The designations, rights and preferences of the Preferred Shares are as set forth in the Certificate of Designation attached hereto as Exhibit
A.

            (C) Upon execution of this Agreement and completion of the transactions contemplated herein in accordance with the terms of this Agreement, the Preferred Shares will be duly issued, fully paid and non-assessable.

         4. (a) BT AB agrees to indemnify RW and its affiliated companies and its and their officers, directors, employees, agents and representatives for and against all claims, actions, costs, expenses, damages, reasonable attorneys fees and other losses ("Claims") made, arising or paid with respect to (i) issuance of the Preferred Shares or (ii) the exchange of the Preferred Shares for shares of Common Stock to the extent said Claims are not actually paid by RW's liability and officers and directors insurance policies. Said indemnification shall, without limiting the generality of the foregoing, include Claims to the extent subject to any deductibles or retentions under said insurance policies and any increase in premiums charged to RW as a result of said Claims. RW makes no representation or warranty as to coverage, or the scope thereof, of any insurance policies it now has or may in the future have.



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             (b) RW agrees to, and to the extent it is reasonably able, to cause its affiliated companies and its and their officers, directors, employees, agents and representatives to first pursue recovery of any Claims under the applicable insurance policies.

         5. (a) All claims for indemnification under this Agreement shall be asserted and resolved as follows in this Section 5.

             (b) A party claiming indemnification under this Agreement (an "Indemnified Party") shall promptly (i) notify BT AB of any Claim that could give rise to a right of indemnification under this Agreement and (ii) transmit to BT AB a written notice ("Claim Notice") describing in reasonable detail the nature of the Claim, a copy of all papers served with respect to that claim (if any), an estimate of the amount of damages attributable to the Claim to the extent feasible (which estimate shall not be conclusive of the final amount of such claim) and the basis for the Indemnified Party's request for indemnification under this Agreement. The failure to promptly deliver a Claim Notice shall not relieve BT AB of its obligations to the Indemnified Party with respect to the related Claim except to the extent that the resulting delay is materially prejudicial to the defense of that claim.

             (c) The Indemnified Party, and/or its insurance carrier(s) pursuant to the terms of any relevant insurance policy, shall have full control of such defense. Notwithstanding the foregoing, if BT AB has delivered a written notice to the Indemnified Party to the effect that BT AB disputes its potential liability to the Indemnified Party under Sections 4 and 5 and if such dispute is resolved in favor of BT AB, BT AB shall not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this Section 5 or of BT AB's participation therein at the Indemnified Party's request. BT AB may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this Section 5(c), and BT AB shall bear its own costs and expenses with respect to such participation.

             (d) Payments of all amounts owing by BT AB pursuant to any Claim under Sections 4 and 5 shall be made (i) with respect to reasonable attorneys fees and other expenses of defense, as incurred and (ii) with respect to other Claims, within 30 days after the latest of (A) the settlement of that Claim,
(B) the expiration of the period for appeal of a final adjudication of that Claim or (C) the expiration of the period for appeal of a final adjudication of BT AB's liability to the Indemnified Party under this Agreement.



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         6.  Execution of this Agreement shall be deemed to be BT AB's written consent, to the extent required by the Underwriting Agreement between RW, BT AB, Schroder & Co., Inc. and Piper Jaffray, Inc. dated July 29, 1998, for RW to issue the Preferred Shares.

         7. Each party represents and warrants to the other that such person has not directly or indirectly employed or become obligated to pay any broker, finder or similar agent in connection with the transactions contemplated hereby and agrees to indemnify the other party against all claims arising for fees and commissions of brokers or similar agents employed or promised payment by such person

         8. This Agreement constitutes the entire agreement and understanding between the parties on the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, relating to the subject matter of this Agreement.

         9. Each party will pay all fees, costs and expenses incurred by it connection with the transactions contemplated herein, including, without limitation, the fees and expenses of attorneys, accountants and other persons, and no portion thereof shall be or paid by the other party hereto, except if otherwise specifically provided herein.

         10. This Agreement, and the rights and obligations of the parties hereto, shall be governed and construed and enforced accordance with the substantive laws of the State of New York without regard to the conflicts of laws provisions thereof.

                                          (Signatures on following page)



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    BT ALEX. BROWN INCORPORATED



                                    By: Margaret Mary Preston
                                       ---------------------------------------



                                    RAILWORKS CORPORATION



                                    By: John G. Larkin
                                       ---------------------------------------
                                      John Larkin
                                      Chairman and Chief
                                      Executive Officer


                                    With regard to Section 6 As Representative of the Several Underwriters listed on
                                    Schedule I of the Underwriting Agreement dated July 29, 1998 (as each of such terms are used therein)


                                    BT ALEX. BROWN INCORPORATED



                                    By: Michael T. Ott
                                       ----------------------------------------



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